Employee benefit plans - Net Periodic Benefit Cost of Defined Benefit Plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Employee benefit plans
Service cost	¥ 7,800	¥ 8,438	¥ 9,322
Interest cost	3,090	3,441	4,302
Expected return on plan assets	(5,732)	(4,971)	(4,072)
Amortization of net actuarial losses	2,127	2,767	3,630
Amortization of prior service cost	(1,148)	(1,149)	(1,545)
Net periodic benefit cost	¥ 6,137	¥ 8,526	¥ 11,637